UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2020

LIMESTONE BANCORP, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 499-4800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	LMST	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On January 22, 2020, Limestone Bancorp, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2019.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and in Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 – Results of Operations and Financial Condition and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Limestone Bancorp, Inc. on January 22, 2020

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIMESTONE BANCORP, INC.

Date: January 22, 2020	By	/s/ Phillip W. Barnhouse
Phillip W. Barnhouse
Chief Financial Officer

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